UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 23, 2017

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in its Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       The disclosure provided under Item 5.02(c) below is incorporated herein by reference.

(c)       On January 23, 2017, the Board of Directors of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) and its principal subsidiary, Seacoast National Bank (the “Bank”) appointed Charles M. Shaffer, age 43, to serve as Chief Financial Officer (“CFO”) and head of strategy of the Company and the Bank, effective March 15, 2017. Mr. Shaffer will report directly to the Chairman and Chief Executive Officer of the Company and the Bank, Dennis S. Hudson, III.

Stephen A. Fowle, Seacoast’s current CFO, is leaving for personal reasons and has agreed to continue in the role until mid-March 2017 to ensure a smooth transition.

Mr. Shaffer currently serves as Executive Vice President and Community Banking Executive of the Bank, and has led the Community Banking Group since October 2013. As a key driver in the Company’s recent efforts to modernize the Bank, Mr. Shaffer has been instrumental in influencing Seacoast’s retail, small business, mobile, wealth, and non-branch distribution strategies, as well as designing and working across the organization at all levels to improve efficiencies. Previously, he served as Senior Vice President and Controller of the Bank from 2005 to September 2013. His experience includes all facets of accounting and finance, including internal risk related reporting, SEC reporting, regulatory reporting and strategic planning. Mr. Shaffer holds a Bachelor of Science degree in Finance from Florida State University, a Bachelor of Arts degree in Accounting from Florida Atlantic University and a Masters of Business Administration with a finance specialization from the University of Central Florida. He is also a Certified Public Accountant licensed in the State of Florida and a Chartered Global Management Accountant. Mr. Shaffer does not have a familial relationship with any director or executive officer of the Company or the Bank and no related person transaction exists between the Company and Mr. Shaffer that would require disclosure herein.

A copy of the press release announcing Seacoast’s management change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Seacoast Banking Corporation of Florida dated January 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Date: January 27, 2017	By:	/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Seacoast Banking Corporation of Florida dated January 26, 2017.